UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

NEWELL BRANDS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
NEWELL BRANDS INC.
2022 Annual Meeting
Vote by May 4, 2022 11:59 PM ET. For shares held in a Plan, vote by May 2, 2022 11:59 PM ET.
NEWELL BRANDS INC.
6655 PEACHTREE DUNWOODY ROAD ATLANTA, GA 30328
D69520-P68608
You invested in NEWELL BRANDS INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 5, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to April 21, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote in Person at the Meeting*
Point your camera here and May 5, 2022
9:00 AM
vote without entering a control number
Hyatt Centric Buckhead Atlanta 3301 Lenox Square Parkway NE Atlanta, GA 30326
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
1a. Bridget Ryan Berman For 1b. Patrick D. Campbell For 1c. James R. Craigie For 1d. Brett M. Icahn For 1e. Jay L. Johnson For 1f. Gerardo I. Lopez For 1g. Courtney R. Mather For 1h. Ravichandra K. Saligram For 1i. Judith A. Sprieser For 1j. Robert A. Steele For
2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For
3. Advisory resolution to approve executive compensation. For
4. Approve the Newell Brands Inc. 2022 Incentive Plan. For
5. A stockholder proposal to amend the stockholder right to call a special meeting of stockholders. Against NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D69521-P68608